UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - March 29, 2023

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 29, 2023, Oncor Electric Delivery Company LLC (“Oncor”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with the purchasers named therein, which provides for the issuance by Oncor of certain senior secured notes. Pursuant to the Note Purchase Agreement, on March 29, 2023, Oncor sold $200,000,000 aggregate principal amount of 5.50% Senior Secured Notes, Series C, due May 1, 2026 (the “Series C Notes”), $72,000,000 aggregate principal amount of 5.34% Senior Secured Notes, Series D, due May 1, 2031 (the “Series D Notes”) and $80,000,000 aggregate principal amount of 5.45% Senior Secured Notes, Series E, due May 1, 2036 (the “Series E Notes” and, together with the Series C Notes and the Series D Notes, the “March Issuance Notes”). The Note Purchase Agreement also provides for, subject to the satisfaction of the certain customary closing conditions specified therein, Oncor’s future issuance on April 26, 2023, of $28,000,000 aggregate principal amount of 5.34% Senior Secured Notes, Series D, due May 1, 2031 (the “Additional Series D Notes”) and $20,000,000 aggregate principal amount of 5.45% Senior Secured Notes, Series E, due May 1, 2036 (the “Additional Series E Notes” and together with the Additional Series D Notes, the “April Issuance Notes”).

The March Issuance Notes were, and the April Issuance Notes will be, sold under Section 4(a)(2) of the Securities Act of 1933, as amended. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the March Issuance Notes or the April Issuance Notes (collectively, the “Notes”).

Oncor’s obligations under the March Issuance Notes are, and its obligations under the April Issuance Notes will be, secured by a lien on all property acquired or constructed by Oncor for the transmission and distribution of electric energy, mortgaged as described under the Deed of Trust, Security Agreement and Fixture Filing (as amended, the “Deed of Trust”), dated as of May 15, 2008, from Oncor to The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as collateral agent (the “Collateral Agent”).

The Note Purchase Agreement provides for optional prepayment and make-whole payments with respect to any series of the Notes. The Note Purchase Agreement also contains customary covenants, restricting, subject to certain exceptions, Oncor from, among other things, entering into mergers and consolidations, and sales of substantial assets. In addition, the Note Purchase Agreement requires that Oncor maintain a consolidated senior debt to consolidated total capitalization ratio of no greater than 0.65 to 1.00 and observe certain customary reporting requirements and other affirmative covenants.

The Note Purchase Agreement contains customary events of default, including the failure to pay principal or interest on the Notes when due, among others. If any such event of default occurs and is continuing, among other remedies provided in the Note Purchase Agreement, the outstanding principal of the Notes may be declared due and payable.

Oncor used the proceeds from the sale of the March Issuance Notes for general corporate purposes, including repayment of outstanding commercial paper notes issued under its commercial paper program.

The Series C Notes bear interest at a rate of 5.50% per annum and mature on May 1, 2026. The Series D Notes bear interest at a rate of 5.34% per annum and mature on May 1, 2031. The Series E Notes bear interest at a rate of 5.45% per annum and mature on May 1, 2036. Interest on the Series C Notes, the Series D Notes and the Series E Notes will accrue from March 29, 2023 and will be payable semi-annually on May 1 and November 1 of each year, beginning on November 1, 2023.

The Additional Series D Notes and the Additional Series E Notes will have the same terms as the Series D Notes and Series E Notes, respectively, except that initial interest will begin to accrue on them on the date of their issuance in April. Oncor expects that the Additional Series D Notes will be part of the same series as the Series D Notes and the Additional Series E Notes will be part of the same series as the Series E Notes.

A copy of the Deed of Trust was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, the First Amendment to the Deed of Trust, dated March 2, 2009, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 10-K filed March 3, 2009, the Second Amendment to the Deed of Trust, dated September 3, 2010, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed September 3, 2010, and the Third Amendment to the Deed of Trust, dated November 10, 2011, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed November 15, 2011, which are incorporated by reference herein. The Note Purchase Agreement is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference. The above descriptions of the Deed of Trust, as amended, and the Note Purchase Agreement are qualified in their entirety by reference to the Deed of Trust and Note Purchase Agreement, respectively.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1	Note Purchase Agreement, dated as of March 29, 2023, between Oncor Electric Delivery Company LLC and the purchasers named therein for Oncor Electric Delivery Company LLC’s 5.50% Senior Secured Notes, Series C, due May 1, 2026, 5.34% Senior Secured Notes, Series D, due May 1, 2031 and 5.45% Senior Secured Notes, Series E, due May 1, 2036.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: March 29, 2023